DELAWARE(SM)
INVESTMENTS
-----------

Delaware High-Yield Opportunities Fund

Current Income

2000 SEMI-ANNUAL REPORT



(current income Artwork)

A TRADITION OF SOUND INVESTING SINCE 1929

TABLE OF CONTENTS

Letter to Shareholders                                           1

Portfolio

Management Review                                                3

Performance Summary

 Delaware High-Yield Opportunities Fund                          6

Financial Statements

 Statement of Net Assets                                         7

 Statement of Assets
 of Liabilities                                                 10

 Statement of Operations                                        10

 Statements of Changes in

 Net Assets                                                     11

 Financial Highlights                                           12

 Notes to Financial
 Statements                                                     16

A Commitment To Our Investors

Experienced
o Our seasoned investment professionals average more than 15 years' experience.
o For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments. We opened our first mutual fund in 1938.

Disciplined
o We follow strict investment policies and clear buy/sell guidelines.
o We strive to balance risk and reward in order to provide conservative investment alternatives within any given asset class.

Consistent
o We believe consistent processes are the best way to seek consistent investment performance.
o Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $47 billion in assets as of December 31, 1999.

Comprehensive
o We offer over 70 mutual funds in these asset classes.

   o Large-cap equity                o High-yield bonds
   o Mid-cap equity                  o Investment grade bonds
   o Small-cap equity                o Municipal bonds (24 single-state funds)
   o International equity            o International fixed-income
   o Balanced

o Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

February 18, 2000

Recap of Events:
In a challenging market for high-yield bonds, when many mutual funds struggled just to preserve capital, Delaware High-Yield Opportunities Fund delivered a relatively strong total return of +3.09% for the six months ended January 31, 2000.

Tepid demand for higher yielding, higher risk investments has plagued the high-yield bond market since the late summer months of 1998. Even though many of the world's economies appeared well on their way to recovery, in general, investors still seem concerned about the credit quality of their bond investments.

In addition, many large company growth stocks and especially technology-related stocks produced double-digit returns and gave investors little incentive to look elsewhere. Delaware High-Yield Opportunities Fund overcame this unfavorable environment by focusing on higher rated bonds within the high-yield category, which paid less current income, but delivered an attractive total return.

During the third calendar quarter of 1999, higher interest rates and stock market volatility reduced investor demand during a period of abundant new bond supply. When supply is greater than demand, prices generally fall.

The balance of supply and demand improved during the fourth quarter due to a seasonal end-of-year decline in new bond issuance. This helped relieve some of the downward pressure on high-yield bond prices.

"IN A CHALLENGING
MARKET FOR
HIGH-YIELD BONDS,
DELAWARE HIGH-YIELD
OPPORTUNITIES FUND
DELIVERED A RELATIVELY
STRONG TOTAL RETURN
OF +3.09% FOR THE
SIX MONTHS ENDED
JANUARY 31, 2000."

Average Total Returns
For Periods Ended January 31, 2000                          Six Months              Lifetime*
-----------------------------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund Class A                 +3.09%                +7.88%
-----------------------------------------------------------------------------------------------------
Lipper High Current Yield Fund Average                         +0.34% (358 funds)    +8.94% (4 funds)
Salomon Smith Barney High-Yield Bond Index                     -1.39%                 N/A
-----------------------------------------------------------------------------------------------------

All performance shown above is at net asset value and assumes reinvestment of dividends and capital gains. Performance for all Delaware High-Yield Opportunities Fund classes can be found on page 6. The Salomon Smith Barney High-Yield Bond Index is an unmanaged measure of U.S. high-yield corporate bonds. The Lipper category represents the average returns of high-yield bond Funds tracked by Lipper Analytical Services. You cannot invest directly in an index. Past performance does not guarantee future results.

*December 30, 1996 (commencement of operations)

Delaware High-Yield Opportunities Fund strives to purchase high-yield corporate bonds that have the potential to provide an attractive long-term total return. High current income is a secondary consideration when we evaluate bonds for the portfolio.

During the first six months of your Fund's fiscal year, this strategy led us to increase our allocation to some of the market's best performers, such as telecommunications bonds which offered limited income potential, but provided attractive total returns. This helped the Fund outpace its unmanaged benchmark, the Salomon Smith Barney High-Yield Bond Index, and the average return of its peers in the Lipper High Current Yield Fund Average.

In general, high-yield bonds that offer the highest income potential also carry the highest credit risk. Our preference for total return potential over income potential led us to invest in some of the most stable industries in the high-yield market. This was a positive for the Fund during the global flight to quality back in 1998 and has continued to help the Fund weather persistent concerns about some issuers' ability to meet payment obligations.

Market Outlook - A variety of factors contributed to the disappointing performance of high-yield investments over the last year or so, such as credit problems overseas, recent rising interest rates, abundant supply and weak investor demand. Over the last six months, however, Delaware High-Yield Opportunities Fund's investment strategy has proven resistant to these adverse market conditions.

In the pages that follow, your Fund's portfolio managers, Paul Matlack and Gerald Nichols, provide more details on the Fund's performance and offer their outlook for the coming year. We are working to take full advantage of every opportunity in the high-yield marketplace. We value your investment with Delaware and look forward to helping you reach your financial goals.

Sincerely,


/s/ Wayne A. Stork                        /s/ David K. Downes
------------------------------            -------------------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments                      Delaware Investments
  Family of Funds                            Family of Funds


"OVER THE LAST
SIX MONTHS,
DELAWARE HIGH-YIELD
OPPORTUNITIES FUND'S
INVESTMENT STRATEGY
HAS PROVEN RESISTANT
TO ADVERSE MARKET
CONDITIONS."

(current income artwork)
2

PORTFOLIO MANAGEMENT REVIEW

Paul A. Matlack
Senior Portfolio Manager

Gerald T. Nichols
Senior Portfolio Manager
February 18, 2000

The Fund's Results
Over the last six months, high-yield bonds continued to wrestle with market conditions that set in nearly 18 months ago, when economic problems in Asia and Russia became a global concern. Despite a booming U.S. economy and recovery overseas, demand for higher risk investments remained weak. In calendar year 1999, approximately $5 billion was invested in high-yield bond mutual funds, compared to more than $19 billion in 1998 (Source: Chase Securities).

Fortunately, the supply of new high-yield bond issues also fell last year. New issues in calendar 1999 totaled nearly $100 billion, down from $150 billion in 1998 (Source: Chase Securities). Still, demand for high-yield bonds in 1999 was not nearly sufficient to meet the available supply.

Liquidity, or the ability to sell securities without a significant loss of value, continued to be a problem in the high-yield market. Many securities dealers appeared reluctant to increase their inventory of high-yield bonds. This reluctance, in our opinion, probably stems from losses incurred during the summer of 1998 when high-yield bond prices fell sharply.

Rising interest rates, which generally reduce the value of all types of bonds, may have also encouraged dealers to reduce their high-yield bond inventories, adding to the liquidity problems. Fortunately, Delaware High-Yield Opportunities Fund's relatively small size made it easier for us to sell securities that we no longer viewed as attractive and reposition the portfolio to take advantage of market opportunities.

Portfolio Highlights
We attribute Delaware High-Yield Opportunities Fund's six-month return primarily to our focus on less volatile, lower yielding sectors of the high-yield bond market. To a large extent, we sidestepped the market's liquidity problems by avoiding sectors like textiles and supermarkets, whose prices fell when inexpensive imports reduced their pricing power.

As Delaware High-Yield Opportunities Fund grows, we plan to keep a close eye on the liquidity of the bonds in our portfolio. In our opinion, by focusing on larger bond issues from well-known companies, we will be in better position to keep your Fund's performance on track if we experience adverse market conditions.

"DELAWARE HIGH-YIELD
OPPORTUNITIES FUND'S
RELATIVELY SMALL SIZE
MADE IT EASIER FOR US
TO SELL SECURITIES THAT
WE NO LONGER VIEWED
AS ATTRACTIVE AND
REPOSITION THE
PORTFOLIO TO TAKE
ADVANTAGE OF MARKET
OPPORTUNITIES."

Portfolio Characteristics
January 31, 2000
---------------------------------------------------------------------
Current 30-Day SEC Yield*                                       9.24%
---------------------------------------------------------------------
Average Effective Duration                                 4.65 years
---------------------------------------------------------------------
Average Effective Maturity                                 6.83 years
---------------------------------------------------------------------
Portfolio Turnover                                               488%
---------------------------------------------------------------------
Number of Securities                                               77
---------------------------------------------------------------------

*For Class A shares measured according to Securities and Exchange Commission
(SEC) guidelines. Current 30-day SEC yield as of 1/31/00 for Class B and C shares was 8.99% The Institutional Class yield was 10.02%.

We also benefited from the Fund's ability to invest in equity securities, which helped boost performance this past six months. In most cases, we purchased equities from companies whose bonds were already represented in our portfolio. This allowed us to diversify our portfolio into equities and at the same time increase our exposure to companies that, in our opinion, are positioned for strong performance.

Outlook - Outward appearances point to a positive economic climate for high-yield bonds. The U.S. economy extended its current record to 107 consecutive months of economic expansion. Foreign economies are also well on their way back from the recession that touched nearly every country outside of the U.S. in 1998.

Despite robust U.S. and global economic growth and periodic bouts of concern over rising labor costs, inflation has remained surprisingly benign. Productivity gains appear to be the factor keeping inflation in check. In fact, according to the U.S. Department of Labor, U.S. worker productivity - a way of measuring output per hour worked - rose at a faster-than-expected rate of 5% during the fourth quarter of 1999. Despite a tight labor market, job costs in 1999 declined in both the third and fourth quarters, largely due to these productivity gains.


"WE BENEFITED FROM
THE FUND'S ABILITY TO
INVEST IN EQUITY
SECURITIES, WHICH
HELPED BOOST
PERFORMANCE THIS
PAST SIX MONTHS."

Top Portfolio Holdings
January 31, 2000

Industry                                             Percentage of Net Assets
---------------------------------------------------------------------
Buildings and Materials                                         3.31%
---------------------------------------------------------------------
Cable, Media & Publishing                                       8.55%
---------------------------------------------------------------------
Chemicals                                                       6.49%
---------------------------------------------------------------------
Energy                                                          5.42%
---------------------------------------------------------------------
Food, Beverage & Tobacco                                        4.96%
---------------------------------------------------------------------
Industrial Machinery                                            1.61%
---------------------------------------------------------------------
Leisure, Lodging & Entertainment                                8.28%
---------------------------------------------------------------------
Telecommunications                                             29.29%
---------------------------------------------------------------------
Transportation & Shipping                                       8.08%
---------------------------------------------------------------------
Miscellaneous                                                  12.47%
---------------------------------------------------------------------

Last year rising default rates were a concern in the high-yield bond market.
In 1999, 86 domestic high-yield bond issuers defaulted on their loans compared to 46 issuers in 1998. We believe that higher interest rates contributed to the increase, by cutting into the profit margins of less financially secure companies. Nevertheless, in our view, a strong global economy and low inflation should help reduce defaults in 2000 by providing a positive backdrop for companies issuing high-yield debt

Despite their current slump, we believe high-yield bonds remain an attractive long-term investment. Because their performance is affected by both interest rates (similar to bonds) and the economic climate for businesses (similar to stocks), high-yield bonds occupy a unique niche in portfolios. We also believe high-yield bond funds, like Delaware High-Yield Opportunities Fund add a layer of asset class diversification that can help reduce the volatility risk of your overall portfolio.

"WE BELIEVE HIGH-YIELD
BOND FUNDS, LIKE
DELAWARE HIGH-YIELD
OPPORTUNITIES FUND,
ADD A LAYER OF ASSET
CLASS DIVERSIFICATION
THAT CAN HELP REDUCE
THE VOLATILITY RISK OF
YOUR OVERALL PORTFOLIO."

Delaware High-Yield Opportunities Fund

FUND BASICS

Fund Objective
Seeks total return, and as a
secondary objective, high
current income.

Assets Under Management
$27.4 million

Number of Holdings
77

Fund Start Date
December 30, 1996

Your Fund Managers
Paul Matlack is a graduate of the
University of Pennsylvania and
received his MBA in Finance from
George Washington University.
Mr. Matlack previously worked at
Mellon Bank and Provident
National Bank before joining
Delaware in 1989.

Gerald Nichols is a graduate of
the University of Kansas, where he
received a BS in Business
Administration and an MS in
finance. Prior to joining
Delaware in 1989, Mr. Nichols
worked at Waddell & Reed, Inc.
and as an investment officer for a
merchant banking firm.

Both Mr. Matlack and Mr.
Nichols are CFA charterholders.

NASDAQ Symbols

Class A  DHOAX
Class B  DHOBX
Class C  DHOCX

FUND PERFORMANCE

Average Annual Returns
Through January 31, 2000                                 Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 12/30/96)
   Excluding Sales Charge                                 +7.88%      +3.22%
   Including Sales Charge                                 +6.23%      -1.60%
--------------------------------------------------------------------------------
Class B (Est. 2/17/98)
   Excluding Sales Charge                                 +0.61%      +2.55%
   Including Sales Charge                                 -1.16%      -1.25%
--------------------------------------------------------------------------------
Class C (Est. 2/17/98)
   Excluding Sales Charge                                 +0.59%      +2.54%
   Including Sales Charge                                 +0.59%      +1.59%
--------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund invests primarily in high-yield bonds, which involve greater risk than higher quality bonds. Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. Class B and C results excluding sales charges assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance does not guarantee future results.

Class A shares have a 4.75% front-end maximum sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They also are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total return for the lifetime and one-year periods ended 1/31/00 for Delaware High-Yield Opportunities Fund's Institutional Class were +8.10% and +3.56%. The Institutional Class (Est. 12/30/96) is available without a sales charge only to certain eligible institutional accounts. NASDAQ Symbol Institutional Class: DHOIX.

(current income artwork)

Statement of Net Assets

DELAWARE HIGH-YIELD OPPORTUNITIES FUND

                                                     Principal       Market
January 31, 2000 (Unaudited)                           Amount        Value
--------------------------------------------------------------------------------
 Corporate Bonds - 88.52%
 Aerospace & Defense - 0.40%
 Compass Aerospace sub nts
   10.125% 4/15/05 ...........................      $  200,000      $  110,000
                                                                    ----------
                                                                       110,000
                                                                    ----------
 Automobile & Auto Parts - 3.99%
 Holley Performance Products sr nts
   12.25% 9/15/07 ............................         500,000         476,875
 Stanadyne Automotive co guarantee
   10.25% 12/15/07 ...........................         750,000         616,875
                                                                    ----------
                                                                     1,093,750
                                                                    ----------
 Building & Materials - 3.31%
 Henry co guarantee 10.00% 4/15/08 ...........         400,000         296,000
 Webb sr sub debs 9.375% 5/1/09 ..............         250,000         234,375
 Williams Scotsman sr nts
   9.875% 6/1/07 .............................         400,000         378,500
                                                                    ----------
                                                                       908,875
                                                                    ----------
 Cable, Media & Publishing - 8.55%
 Adelphia Communications sr nts
   7.875% 5/1/09 .............................         450,000         390,938
 R.H. Donnelly sr nts 9.125% 6/1/08 ..........         325,000         321,750
 Sinclair Broadcast Group sr sub nts
   10.00% 9/30/05 ............................         300,000         295,500
 Sullivan Graphics sr sub nts
   12.75% 8/1/05 .............................         400,000         415,000
+Telewest sr disc nts 11.375% 2/1/10 .........         875,000         516,250
 United Pan-Europe sr nts
   11.25% 2/1/10 .............................         400,000         406,500
                                                                    ----------
                                                                     2,345,938
                                                                    ----------
 Chemicals - 6.49%
 LaRoche Industries sr sub nts
   9.50% 9/15/07 .............................         200,000          66,000
 Lyondell Chemical sr sub nts
   10.875% 5/1/09 ............................         350,000         348,250
 Phillip Brothers sr sub nts
   9.875% 6/1/08 .............................         350,000         310,625
 Precise Technology unsec sr sub nts
   11.125% 6/15/07 ...........................         250,000         224,375
 Sterling Chemicals co guarantee
   12.375% 7/15/06 ...........................         400,000         418,000
 ZSC Specialty Chemical co guarantee
   11.00% 7/1/09 .............................         400,000         412,000
                                                                    ----------
                                                                     1,779,250
                                                                    ----------
                                                         Principal       Market
                                                           Amount        Value
--------------------------------------------------------------------------------
Corporate Bonds (continued)
Consumer Products - 1.14%
Drypers sr nts 10.25% 6/15/07 ....................        250,000     $  202,500
Revlon Consumer Products sr sub nts
  8.625% 2/1/08 ..................................        250,000        110,000
                                                                      ----------
                                                                         312,500
                                                                      ----------
Energy - 5.42%
Chesapeake Energy co guarantee
  9.625% 5/1/05 ..................................        500,000        470,000
Plains Resources sr sub nts
  10.25% 3/15/06 .................................        500,000        486,250
RBF Finance co guarantee
  11.375% 3/15/09 ................................        500,000        530,000
                                                                      ----------
                                                                       1,486,250
                                                                      ----------
Environmental Services - 1.60%
Allied Waste sr sub nts
  10.00% 8/1/09 ..................................        500,000        438,750
                                                                      ----------
                                                                         438,750
                                                                      ----------
Food, Beverage & Tobacco - 4.96%
Carrols co guarantee 9.50% 12/1/08 ...............        500,000        446,250
Chiquita Brands sr nts 10.00% 6/15/09 ............        350,000        260,750
Fleming co guarantee 10.625% 7/31/07 .............        200,000        179,250
National Wine & Spirit sr nts
  10.125% 1/15/09 ................................        475,000        475,000
                                                                      ----------
                                                                       1,361,250
                                                                      ----------
Industrial Machinery - 1.61%
National Equipment co guarantee
  10.00% 11/30/04 ................................        450,000        441,000
                                                                      ----------
                                                                         441,000
                                                                      ----------
Leisure, Lodging & Entertainment - 8.28%
Cinemark USA Series C sr sub nts
  9.625% 8/1/08 ..................................        350,000        304,500
Hollywood Casino co guarantee
  11.25% 5/1/07 ..................................        400,000        413,000
Hollywood Entertainment sr sub nts
  10.625% 8/15/04 ................................        500,000        445,000
Majestic Star co guarantee
  10.875% 7/1/06 .................................        400,000        390,500
Regal Cinemas sr sub nts 9.50% 6/1/08 ............        275,000        190,438
The Sports Club co guarantee
  11.375% 3/15/06 ................................        500,000        495,000
United Artists Theatre sr sub nts
  9.75% 4/15/08 ..................................        325,000         32,500
                                                                      ----------
                                                                       2,270,938
                                                                      ----------

                                                        Principal       Market
Delaware High-Yield Opportunities Fund                    Amount        Value
--------------------------------------------------------------------------------
 Corporate Bonds (continued)
 Metals & Mining - 2.75%
 Algoma Steel 1st mtg 12.375% 7/15/05 ..........        400,000     $  374,000
 Doe Run Resources co guarantee
   11.25% 3/15/05 ..............................        400,000        379,500
                                                                    ----------
                                                                       753,500
                                                                    ----------
 Packaging & Containers - 1.51%
+SF Holdings Group sr disc nts
   12.75% 3/15/08 ..............................        750,000        414,375
                                                                    ----------
                                                                       414,375
                                                                    ----------
 Paper & Forest Products - 1.12%
 Republic Group sr sub nts
   9.50% 7/15/08 ...............................        325,000        307,937
                                                                    ----------
                                                                       307,937
                                                                    ----------
 Retail - 0.78%
 Leslie's Poolmart sr nts
   10.375% 7/15/04 .............................        250,000        215,000
                                                                    ----------
                                                                       215,000
                                                                    ----------
 Telecommunications - 24.95%
 Intermedia Communications sr nts
   9.50% 3/1/09 ................................        500,000        472,500
 KMC Telecom Holdings sr nts
   13.50% 5/15/09 ..............................        450,000        452,250
 Level 3 Communications sr nts
   9.125% 5/1/08 ...............................        500,000        462,500
 Metromedia Fiber sr nts
   10.00% 12/15/09 .............................        500,000        505,000
+Nextel Communications sr disc nts
   10.65% 9/15/07 ..............................        600,000        450,000
+Nextel Partners sr disc nts
   14.00% 2/1/09 ...............................        800,000        533,000
+Nextlink Communications sr disc nts
   12.125% 12/1/09 .............................        900,000        522,000
 Pathnet sr nts 12.25% 4/15/08 .................        300,000        194,250
 PSINet sr nts 10.50% 12/1/06 ..................        500,000        506,250
+Telecorp PCS sr disc notes
   11.625% 4/15/09 .............................        750,000        478,125
 Teligent sr nts 11.50% 12/1/07 ................        400,000        390,000
 Verio sr nts 10.625% 11/15/09 .................        400,000        415,000
+Viatel sr disc nts 12.50% 4/15/08 .............        375,000        228,280
 Voicestream Wire sr nts 10.375% 11/15/09 ......        700,000        721,000
 Williams Communications Group sr nts
   10.875% 10/1/09 .............................        500,000        515,000
                                                                    ----------
                                                                     6,845,155
                                                                    ----------
 Textiles, Apparel & Furniture - 0.77%
 Pillowtex co guarantee 9.00% 12/15/07 .........        500,000        210,000
                                                                    ----------
                                                                       210,000
                                                                    ----------
                                                       Principal       Market
                                                         Amount        Value
--------------------------------------------------------------------------------
 Corporate Bonds (continued)
 Transportation & Shipping - 8.08%
 American Commercial Lines 10.25% 6/30/08 ......        325,000     $  308,750
 Atlas Air sr nts 9.375% 11/15/06 ..............        350,000        330,750
 Avis Rent A Car co guarantee
   11.00% 5/1/09 ...............................        400,000        415,000
 Budget Group sr nts 9.125% 4/1/06 .............        500,000        460,000
 Railworks co guarantee 11.50% 4/15/09 .........        150,000        151,875
 Railworks sr sub nts 11.50% 4/15/09 ...........        250,000        253,125
 Sea Containers sr nts 10.75% 10/15/06 .........        300,000        297,000
                                                                    ----------
                                                                     2,216,500
                                                                    ----------
 Utilities - 1.45%
 Caithness sec 9.05% 12/15/09 ..................        400,000        396,500
                                                                    ----------
                                                                       396,500
                                                                    ----------
 Miscellaneous - 1.36%
 Mark IV sr sub nts 7.75% 4/1/06 ...............        400,000        373,500
                                                                    ----------
                                                                       373,500
                                                                    ----------
 Total Corporate Bonds
   (cost $25,322,835) ..........................                    24,280,968
                                                                    ----------
 Common Stock - 2.01%
 Packaging & Containers - 0.01%
 SF Holdings ...................................          1,050          1,050
                                                                    ----------
                                                                         1,050
                                                                    ----------
 Telecommunications - 2.00%
 GST Telecommunications ........................         13,200        114,675
 Global Crossing Limited .......................          2,800        142,100
 Intermedia Communications .....................          3,400        146,200
 Verio .........................................          2,300        148,063
                                                                    ----------
                                                                       551,038
                                                                    ----------
 Total Common Stock (cost $508,327) ............                       552,088
                                                                    ----------
 Preferred Stock - 2.34%
 Telecommunications - 2.34%
 Nextel Communications .........................             10          1,010
 PSINet ........................................          4,000        185,500
 21st Century Telecommunications ...............          5,070        456,273
                                                                    ----------
 Total Preferred Stock (cost $659,445) .........                       642,783
                                                                    ----------
 Warrants - 0.01%
*Electronic Retailing System ...................            300             45
*Pathnet .......................................            300          3,000
*Spincycle .....................................            250              3
                                                                    ----------
 Total Warrants (cost $12,767) .................                         3,048
                                                                    ----------

Delaware High-Yield Opportunities Fund
--------------------------------------------------------------------------------
Total Market Value of Securities - 92.88%
  (cost $26,503,374) ...................................             $25,478,887
Receivables and Other Assets
  Net of Liabilities - 7.12% ...........................               1,951,726
                                                                     -----------
Net Assets Applicable to 5,427,475 Shares
  Outstanding - 100% ...................................             $27,430,613
                                                                     ===========
Net Asset Value - High-Yield Opportunities Fund A Class
  ($13,361,003 / 2,643,598).............................                   $5.05
                                                                           -----
Net Asset Value - High-Yield Opportunities Fund B Class
  ($8,055,430 / 1,593,882) .............................                   $5.05
                                                                           -----
Net Asset Value - High-Yield Opportunities Fund C Class
  ($2,200,573 / 435,461) ...............................                   $5.05
                                                                           -----
Net Asset Value - High-Yield Opportunities Fund Institutional
  Class ($3,813,607 / 754,534) .........................                   $5.05
                                                                           -----

----------------------
*Non-income producing security for the period ended January 31, 2000.
+Zero coupon security as of January 31, 2000. The coupon shown is the step-up rate.
^Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in conjunction with provisions of the Internal Revenue Code which treats them as ordinary income.


--------------------------------------------------------------------------------
Components of Net Assets at January 31, 2000
Shares of Beneficial Interest (unlimited authorization -
 no par) ........................................................   $29,759,263
Undistributed net investment income^ ............................         7,596
   Accumulated net realized loss on investments..................    (1,310,462)
   Net unrealized depreciation of investments and
    foreign currencies ..........................................    (1,025,784)
                                                                    -----------
   Total net assets..............................................   $27,430,613
                                                                    ===========
Net Asset Value and Offering Price Per Share:
High-Yield Opportunities Fund
Net asset value A Class (A) .....................................         $5.05
Sales charge (4.75% of offering price or 4.95%
 of the amount invested per share) (B) ..........................          0.25
                                                                          -----
Offering price ..................................................         $5.30
                                                                          -----
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current Prospectus for purchase of $100,00 or more.

Summary of Abbreviations:
co-guarantee - company guarantee
debs - debentures
disc - discount
mtg - mortgage
nts - notes
sec - secured
sr - senior
sub - subordinated
unsec - unsecured

                             See accompanying notes

Statement of Assets and Liabilities

Six Months Ended January 31, 2000 (Unaudited)               Delaware High-Yield Opportunities Fund
--------------------------------------------------------------------------------------------------
Assets:
Investments at market (cost $26,503,374) ......................................        $25,478,887
Cash and foreign currencies ...................................................          1,177,740
Receivable for securities sold ................................................          6,366,806
Dividends and interest receivable .............................................            583,303
Subscriptions receivable ......................................................             43,207
                                                                                       -----------
Total assets ..................................................................         33,649,943
                                                                                       -----------
Liabilities:
Payable for securities purchased ..............................................          6,032,223
Liquidations payable ..........................................................             89,337
Other accounts payable and accrued expenses ...................................             97,770
                                                                                       -----------
Total liabilities .............................................................          6,219,330
                                                                                       -----------
Total Net Assets ..............................................................        $27,430,613
                                                                                       ===========

Statement of Operations

Six Months Ended January 31, 2000 (Unaudited)               Delaware High-Yield Opportunities Fund
--------------------------------------------------------------------------------------------------
Investment Income:
Interest .....................................................        $1,231,125
Dividends ....................................................            13,934        $1,245,059
                                                                      ----------
Expenses:
Management fees ..............................................            79,576
Distribution expense .........................................            58,724
Registration fees  ...........................................            37,504
Dividend disbursing and transfer agent fees and expenses .....            19,175
Reports and statements to shareholders .......................            16,696
Accounting and administration ................................             7,429
Custodian fees ...............................................             6,467
Taxes (other than taxes on income) ...........................             3,150
Professional fees ............................................             2,462
Trustees' fees ...............................................             1,490
Other ........................................................             7,435           240,108
                                                                      ----------         ---------
Less expenses absorbed or waived .............................                             (53,593)
Less expenses paid indirectly ................................                              (2,828)
                                                                                         ---------
Total expenses ...............................................                             183,687
                                                                                         ---------
Net Investment Income  .......................................                           1,061,372
                                                                                         ---------

Net Realized and Unrealized Gain (Loss) on Investments and
 Foreign Currencies:
Net realized loss on:
Investments  .................................................                            (492,011)
Foreign Currencies  ..........................................                                 (97)
                                                                                         ---------
Net realized loss  ...........................................                            (492,108)
Net change in unrealized appreciation/depreciation of
 investments .................................................                             195,527
                                                                                         ---------

Net Realized and Unrealized Loss on Investments and Foreign
 Currencies ..................................................                            (296,581)
                                                                                         ---------

Net Increase in Net Assets Resulting from Operations .........                            $764,791
                                                                                          ========


                             See accompanying notes

Statements of Changes in Net Assets



                                                                                              Delaware High-Yield Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Six Months        Year
                                                                                                            Ended           Ended
                                                                                                           1/31/00         7/31/99
                                                                                                         (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment income .............................................................................     $ 1,061,372     $ 1,592,270
Net realized loss on investments and foreign currencies ...........................................        (492,108)       (818,418)
Net change in unrealized appreciation/(depreciation) of investments and foreign currencies ........         195,527      (1,440,010)
                                                                                                        ---------------------------
Net increase (decrease) in net assets resulting from operations ...................................         764,791        (666,158)
                                                                                                        ---------------------------
Distributions to Shareholders from:
Net investment income:
  A Class .........................................................................................        (547,497)       (929,578)
  B Class .........................................................................................        (263,359)       (271,969)
  C Class .........................................................................................         (80,351)        (90,611)
  Institutional Class .............................................................................        (169,064)       (311,216)
Net realized gain on investments:
  A Class .........................................................................................              --        (219,201)
  B Class .........................................................................................              --         (58,238)
  C Class .........................................................................................              --         (18,815)
  Institutional Class .............................................................................              --         (69,788)
                                                                                                        ---------------------------
                                                                                                         (1,060,271)     (1,969,416)
                                                                                                        ---------------------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class .........................................................................................       3,122,397       6,326,031
  B Class .........................................................................................       3,455,204       6,467,171
  C Class .........................................................................................       1,336,545       1,946,694
  Institutional Class .............................................................................           1,497          26,516

Net asset value of shares issued upon reinvestment of distributions from net investment income and net realized gain on investments:
  A Class .........................................................................................         478,596         997,958
  B Class .........................................................................................         147,897         160,232
  C Class .........................................................................................          53,202          63,760
  Institutional Class                                                                                       168,603         356,221
                                                                                                        ---------------------------
                                                                                                          8,763,941      16,344,583
                                                                                                        ---------------------------
Cost of shares repurchased:
  A Class .........................................................................................      (2,641,510)     (2,872,684)
  B Class .........................................................................................      (1,776,517)     (1,534,693)
  C Class .........................................................................................      (1,076,747)       (502,146)
  Institutional Class .............................................................................            (867)             --
                                                                                                        ---------------------------
                                                                                                         (5,495,641)     (4,909,523)
                                                                                                        ---------------------------
Increase in net assets derived from capital share transactions ....................................       3,268,300      11,435,060
                                                                                                        ---------------------------
Net Increase in Net Assets ........................................................................       2,972,820       8,799,486

Net Assets:
Beginning of period ...............................................................................      24,457,793      15,658,307
                                                                                                        ---------------------------
End of period .....................................................................................     $27,430,613     $24,457,793
                                                                                                        ===========================

                             See accompanying notes

Financial Highlights



Selected data for each share of the Fund outstanding
throughout each period was as follows:                                                Delaware High-Yield Opportunities Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Six Months                         12/30/96(2)
                                                                                       Ended          Year Ended             to
                                                                                    1/31/00(1)    7/31/99     7/31/98     7/31/97
                                                                                   (Unaudited)
Net asset value, beginning of period .............................................    $5.120     $ 5.920       $5.920      $5.500

Income (loss) from investment operations:
  Net investment income ..........................................................     0.222       0.434        0.523       0.290(3)
  Net realized and unrealized gain (loss) on investments and foreign currencies...    (0.070)     (0.691)       0.336       0.299
                                                                                      -------------------------------------------
  Total from investment operations ...............................................     0.152      (0.257)       0.859       0.589
                                                                                      -------------------------------------------
Less dividends and distributions:
  Dividends from net investment income ...........................................    (0.222)     (0.438)      (0.605)     (0.169)
  Distributions from net realized gain on investments ............................        --      (0.105)      (0.254)         --
                                                                                      -------------------------------------------
  Total dividends and distributions ..............................................    (0.222)     (0.543)      (0.859)     (0.169)
                                                                                      -------------------------------------------
Net asset value, end of period ...................................................    $5.050     $ 5.120       $5.920      $5.920
                                                                                      ===========================================
Total return(4) ..................................................................     3.09%      (4.26%)      15.66%      10.81%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ........................................   $13,361     $12,558       $9,670      $5,990
  Ratio of expenses to average net assets ........................................     1.35%       1.27%        1.14%       0.75%
  Ratio of expenses to average net assets prior
    to expense limitation and fees paid indirectly ...............................     1.79%       1.89%        1.44%       1.57%
  Ratio of net investment income to average net assets ...........................     8.79%       8.02%        8.88%       8.53%
  Ratio of net investment income to average net assets prior to expense
    limitation and fees paid indirectly ..........................................     8.33%       7.39%        8.58%       7.70%
  Portfolio turnover .............................................................      488%        382%         317%        270%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering: ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                                                Delaware High-Yield Opportunities Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Six Months     Year     2/17/98(2)
                                                                                                     Ended       Ended         to
                                                                                                  1/31/00(1)    7/31/99     7/31/98
                                                                                                 (Unaudited)
Net asset value, beginning of period .........................................................      $5.120      $5.920       $5.870

Income (loss) from investment operations:
  Net investment income ......................................................................       0.205       0.401        0.161
  Net realized and unrealized gain (loss) on investments and foreign currencies ..............      (0.069)     (0.694)       0.044
                                                                                                    -------------------------------
  Total from investment operations ...........................................................       0.136      (0.293)       0.205
                                                                                                    -------------------------------
Less dividends and distributions:
  Dividends from net investment income .......................................................      (0.206)     (0.402)      (0.155)
  Distributions from net realized gain on investments ........................................          --      (0.105)          --
                                                                                                    -------------------------------
  Total dividends and distributions ..........................................................      (0.205)     (0.507)      (0.155)
                                                                                                    -------------------------------
Net asset value, end of period ...............................................................      $5.050      $5.120       $5.920
                                                                                                    ===============================
Total return(3) ..............................................................................       2.77%      (4.91%)       3.54%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ....................................................      $8,055      $6,296       $1,603
  Ratio of expenses to average net assets ....................................................       2.05%       1.97%        1.84%
  Ratio of expenses to average net assets prior
    to expense limitation and fees paid indirectly ...........................................       2.49%       2.59%        2.14%
  Ratio of net investment income to average net assets .......................................       8.09%       7.32%        8.18%
  Ratio of net investment income to average net assets prior to expense
    limitation and fees paid indirectly ......................................................       7.63%       6.69%        7.88%
  Portfolio turnover .........................................................................        488%        382%         317%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering: ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                                                Delaware High-Yield Opportunities Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Six Months    Year      2/17/98(2)
                                                                                                     Ended      Ended         to
                                                                                                   1/31/00(1)  7/31/99     7/31/98
                                                                                                  (Unaudited)
Net asset value, beginning of period .........................................................      $5.120      $5.920       $5.870

Income (loss) from investment operations:
  Net investment income ......................................................................       0.204       0.403        0.161
  Net realized and unrealized gain (loss) on investments and foreign currencies ..............      (0.069)     (0.696)       0.044
                                                                                                    -------------------------------
  Total from investment operations ...........................................................       0.135      (0.293)       0.205
                                                                                                    -------------------------------
Less dividends and distributions:
  Dividends from net investment income .......................................................      (0.205)     (0.402)      (0.155)
  Distributions from net realized gain on investments ........................................          --      (0.105)          --
                                                                                                    -------------------------------
  Total dividends and distributions ..........................................................      (0.205)     (0.507)      (0.155)
                                                                                                    -------------------------------
Net asset value, end of period ...............................................................      $5.050      $5.120       $5.920
                                                                                                    ===============================
Total return(3) ..............................................................................       2.76%      (4.91%)       3.54%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ....................................................      $2,201      $1,913         $547
  Ratio of expenses to average net assets ....................................................       2.05%       1.97%        1.84%
  Ratio of expenses to average net assets prior
    to expense limitation and fees paid indirectly ...........................................       2.49%       2.59%        2.14%
  Ratio of net investment income to average net assets .......................................       8.09%       7.32%        8.18%
  Ratio of net investment income to average net assets prior to expense
    limitation and fees paid indirectly ......................................................       7.63%       6.69%        7.88%
  Portfolio turnover .........................................................................        488%        382%         317%

----------------------
(1) Ratios have ben annualized and total return has not been annualized.
(2) Date of initial public offering: ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                                    Delaware High-Yield Opportunities Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Six Months                          12/30/96(2)
                                                                                       Ended          Year Ended             to
                                                                                    1/31/00(1)   7/31/99      7/31/98     7/31/97
                                                                                   (Unaudited)
Net asset value, beginning of period .............................................    $5.120      $5.920       $5.920      $5.500

Income from investment operations:
  Net investment income ..........................................................     0.229       0.444        0.537       0.290(3)
  Net realized and unrealized gain (loss) on investments and foreign currencies...    (0.069)     (0.684)       0.330       0.299
                                                                                      -------------------------------------------
  Total from investment operations ...............................................     0.160      (0.240)       0.867       0.589
                                                                                      -------------------------------------------
Less dividends and distributions:
  Dividends from net investment income ...........................................    (0.230)     (0.455)      (0.613)     (0.169)
  Distributions from net realized gain on investments ............................        --      (0.105)      (0.254)         --
                                                                                      -------------------------------------------
  Total dividends and distributions ..............................................    (0.230)     (0.560)      (0.867)     (0.169)
                                                                                      -------------------------------------------
Net asset value, end of period ...................................................    $5.050      $5.120       $5.920      $5.920
                                                                                      ===========================================
Total return .....................................................................     3.27%      (3.96%)      15.82%      10.81%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ........................................    $3,814      $3,691       $3,837      $3,330
  Ratio of expenses to average net assets ........................................     1.05%       0.97%        0.84%       0.75%
  Ratio of expenses to average net assets prior
    to expense limitation and fees paid indirectly ...............................     1.49%       1.59%        1.14%       1.27%
  Ratio of net investment income to average net assets ...........................     9.09%       8.32%        9.18%       8.53%
  Ratio of net investment income to average net assets prior to expense
    limitation and fees paid indirectly ..........................................     8.63%       7.69%        8.88%       8.00%
  Portfolio turnover .............................................................      488%        382%         317%        270%

----------------------
(1) Ratios have been annualized and total return has not been annualized
(2) Date of initial public offering: ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(3) The average shares outstanding method has been applied for per share information.

                             See accompanying notes

Notes to Financial Statements



January 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Income Funds (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust and offers five series: the Delaware Corporate Bond Fund, the Delaware Extended Duration Bond Fund, the Delaware Delchester Fund, the Delaware High-Yield Opportunities Fund and the Delaware Strategic Income Fund. These financial statements and related notes pertain to the Delaware High-Yield Opportunities Fund (the "Fund"). The Fund offers four classes of shares. The Delaware High-Yield Opportunities Fund A Class carries a front-end sales charge of 4.75%. The Delaware High-Yield Opportunities Fund B Class carries a back-end deferred sales charge.
The Delaware High-Yield Opportunities Fund C Class carries a level load deferred sales charge and the Delaware High-Yield Opportunities Fund Institutional Class has no sales charge.

The investment objective of the High-Yield Opportunities Fund is to seek total return, and as a secondary objective, high current income.

1. Significant Accounting Policies

The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 12:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does isolate that portion of gains and losses on investments in debt securities, which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to the best price and execution. The amount of these expenses was approximately $561 for the six months ended January 31, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for six months ended January 31, 2000 were $2,267. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of the average daily net assets, 0.60% on the next $500 million, 0.55% on the next $1,500 million, and 0.50% of the average net assets in excess of $2,500 million. At January 31, 2000, the liability for investment management fees and other expenses payable to DMC was $7,385.

January 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent that annual expenses, exclusive of taxes, interest, brokerage commissions, distribution and extraordinary expenses, exceed 1.00% of average daily net assets of the Fund through September 30, 2000.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions, and average net assets, subject to certain minimums. At January 31, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $3,380.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes.

For the six months ended January 31, 2000, commissions earned by DDLP on sales of the Fund's A Class shares were $3,273.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Funds. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the six months ended January 31, 2000, the Fund made purchases and sales of $57,525,933 and $55,848,122, respectively of investment securities other than U.S. government securities and temporary cash investments.

The cost of investments for federal income tax purposes approximates the cost for book purposes. At January 31, 2000, the aggregate cost of securities for federal income tax purposes was $26,503,374. At January 31, 2000, net unrealized depreciation for federal income tax purposes aggregated $1,024,487 of which $313,550 related to unrealized appreciation of securities and $1,338,037 related to unrealized depreciation of securities.

4. Capital Shares
Transactions in capital shares were as follows:
                                                     Six Months          Year
                                                        Ended           Ended
                                                       1/31/00         7/31/99
                                                     (Unaudited)
Shares sold:
  A Class ....................................         625,315        1,173,029
  B Class ....................................         688,939        1,218,230
  C Class ....................................         265,778          364,066
  Institutional Class ........................             298            5,052

Shares issued upon reinvestment of
  dividends from net investment income
  and net realized gain on investments:
  A Class ....................................          95,872          187,800
  B Class ....................................          29,608           30,387
  C Class ....................................          10,660           12,081
  Institutional Class ........................          33,777           66,867
                                                    ----------       ----------
                                                     1,750,247        3,057,512
                                                    ----------       ----------

Shares repurchased:
  A Class ....................................        (529,378)        (543,858)
  B Class ....................................        (353,815)        (290,396)
  C Class ....................................        (214,501)         (95,113)
  Institutional Class ........................            (175)            --
                                                    ----------       ----------
                                                    (1,097,869)        (929,367)
                                                    ----------       ----------
Net increase .................................         652,378        2,128,145
                                                    ==========       ==========
5. Lines of Credit
The Fund has a committed line of credit for $1.2 million. No amount was outstanding at January 31, 2000, or at any time during the fiscal year.

6. Credit and Market Risk
The Fund invests in high-yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

DELAWARE(SM)                                             For Shareholders
INVESTMENTS                                          1.800.523.1918
-----------
Philadelphia o London
                                                     For Securities Dealers
                                                     1.800.362.7500

                                                     For Financial Institutions
                                                     Representatives Only
                                                     1.800.659.2265

                                                     www.delawareinvestments.com

--------------------------------------------------------------------------------
This semi-annual report is for the information of Delaware High-Yield Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware High-Yield Opportunities Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES

Wayne A. Stork
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman,
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Horsham, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Retired
Fredericksburg, VA

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

AFFILIATED OFFICERS

Charles E. Haldeman, Jr.
President and Chief Executive Officer
Delaware Management Holdings, Inc.
Philadelphia, PA

Richard J. Flannery
Executive Vice President and
General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend
Disbursing and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, PA

1818 Market Street
Philadelphia, PA 19103-3682


(2800)  (J5624)                                              Printed in the USA
SA-137 [1/00] PP 3/00